UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 30, 2026

Onconetix, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-41294	83-2262816
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

201 E. Fifth Street, Suite 1900 Cincinnati, Ohio	45202
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (513) 620-4101

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.00001 per share	ONCO	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On April 30, 2026, Onconetix, Inc. (the “Company”) held a special meeting of stockholders (the “Special Meeting”). The matters voted on at the Special Meeting were:

(1)	the approval of an amendment to the Company’s Amended and Restated Certificate of Incorporation to effect one or more reverse stock splits of all of the outstanding shares of the Company’s common stock, par value $0.00001 per share (“Common Stock”), at a ratio in the range of 1-for-2 to 1-for-10, at any time prior to the one-year anniversary date of the special meeting, with such ratio to be determined by the Board of Directors without further approval or authorization of our stockholders, provided that the Company shall not effect reverse stock splits that, in the aggregate, exceed 1-for-100 (the “Reverse Stock Split Proposal”)

(2)	the approval the adjournment of the Special Meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the Special Meeting to approve the Reverse Stock Split Proposal. (the “Adjournment Proposal”)

At the Special Meeting, all of the matters voted on were approved, based upon an aggregate of 3,464,686 shares of Common Stock outstanding as of March 13, 2026, the record date for the Special Meeting. The final voting results were as follows:

1. Reverse Stock Split Proposal

The votes were cast for this matter as follows:

Votes For	Votes Against	Abstentions
1,301,918	253,378	1,393

2. The Adjournment Proposal.

The votes were cast for this matter as follows:

Votes For	Votes Against	Abstentions
1,332,088	223,071	1,530

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are being filed or furnished, as applicable, with this Current Report on Form 8-K:

Exhibit No.	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Onconetix, Inc.

May 4, 2026	By:	/s/ David Allan White
	Name:	David Allan White
	Title:	Chief Executive Officer

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